UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: May 3, 2012

POSITRON CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-24092	76-0083622
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(I.R.S. Employer Identification No.)

9715 Kincaid Boulevard, Suite 1000, Fishers, IN	46038
(Address of Principle Executive Offices)	(Zip Code)

(317) 576-0183

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under Section Act (17 CFT 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c)).

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate, "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 7.01	Regulation FD Disclosure.

On May 1, 2012, the Registrant presented a copy of its presentation entitled “Positron and The Future of Nuclear Cardiology” (the “Presentation”) providing certain information on the Registrant’s business and products. The Registrant intends to post the Presentation on its website. The Presentation is attached and furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as will be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 will not be deemed an admission of materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Presentation regarding the matters disclosed in Item 7.01 of this Current Report on Form 8-K.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

POSITRON CORPORATION

Date: May 7, 2012	By:	/s/ Patrick G. Rooney
Name: Patrick G. Rooney
Title: Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Presentation regarding the matters disclosed in Item 7.01 of this Current Report on Form 8-K.